ACQUISITION	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
ACQUISITION

2. ACQUISITION

HyperCube

On March 23, 2012, we completed the acquisition of HyperCube, a provider of switching services to telecommunications carriers throughout the United States. HyperCube exchanges or interconnects communications traffic to all carriers, including wireless, wire-line, cable telephony and VoIP companies. The purchase price was $77.9 million and was funded by cash on hand and partial use of our asset securitization financing facility. The results of HyperCube have been included in the Communication Services segment since March 23, 2012.

Factors that contributed to a purchase price resulting in the recognition of goodwill, partially deductible for tax purposes, for the purchase of HyperCube included the synergy related to telecommunication transport costs and new products and services related to IP and mobile communications.

The HyperCube acquisition was included in the consolidated results of operations from its date of acquisition, March 23, 2012 and included revenue, net of intercompany eliminations, of $92.9 million in 2013 and $65.0 million in 2012. Amortization of intangible assets acquired with the HyperCube acquisition in 2013 and 2012 were $4.0 million and $7.9 million, respectively.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date for HyperCube. The finite lived intangible assets are comprised of trade names, technology, non-competition agreements and customer relationships.

(Amounts in thousands)	March 23, 2012
Working Capital	$1,212
Property and equipment	10,114
Other assets, net	391
Customer relationships	13,800
Technology	4,300
Trade names	560
Non-compete agreements	450
Goodwill	49,723

Total assets acquired	80,550

Non-current deferred taxes	2,594
Long-term liabilities	50

Total liabilities assumed	2,644

Net assets acquired	$77,906

Acquisition costs incurred for prospective acquisitions and completed acquisitions for the years ended December 31, 2013, 2012 and 2011 of $1.2 million, $1.7 million and $4.1 million, respectively, are included in selling, general and administrative expenses.

Pro forma

Assuming the acquisition of HyperCube occurred as of the beginning of the period presented, our unaudited pro forma results of operations for the years ended December 31, 2012 and 2011, respectively, would have been as follows, in thousands:

	2012	2011
Revenue	$2,654,400	$2,575,715
Net Income	$124,871	$126,352
Earnings per common L share—basic		$17.18
Earnings per common L share—diluted		$16.48
Income (loss) per common share—basic	$2.03	$(4.11)
Income (loss) per common share—diluted	$1.97	$(4.11)

The pro forma results above are not necessarily indicative of the operating results that would have actually occurred if the acquisition had been in effect on the date indicated, nor are they necessarily indicative of future results of the combined companies.